                                                                 Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Mark W. Lerner, Executive Vice President and Chief Financial Officer of Medix
Resources,  Inc.  (the  "Company"),  certify,  pursuant  to  Section  906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Quarterly  Report on Form 10-Q of the Company for the quarterly  period
     ended   September  30,  2002  (the   "Report")   fully  complies  with  the
     requirements of Section 13 (a) or 15 (d) of the Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2002

                                               /s/Mark W. Lerner
                                               -----------------
                                                Mark W. Lerner
                                                Executive Vice President
                                                Chief Financial Officer